                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                 ------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) April 1, 1998.



                               Capital One Bank
                 --------------------------------------------
                 (Originator of the Capital One Master Trust)
                               on behalf of the
                           Capital One Master Trust
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   Virginia                                   0-23750                      54-1719855
-------------------------------       ------------------------          ----------------------
(State or Other Jurisdiction of       (Commission File Number)          (IRS Employer
Incorporation)                                                          Identification Number)



      11013 West Broad Street Road
          Glenn Allen, Virginia                          23060
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(Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code (804) 967-1000



                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5. On April 1, 1998 the Capital One Master Trust issued its Class A 6.310% Asset Backed Certificates, Series 1998-1 and its Class B 6.356% Asset Backed Certificates, Series 1998-1.

Item 6.    Not Applicable.

Item 7.    Exhibits.

           The following is filed as an Exhibit to this Report under
           Exhibit 4.1.

        Exhibit 4.1  Series 1998-1 Supplement dated April 1, 1998.


Item 8.    Not Applicable.

Item 9.    Not Applicable.

                                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank on behalf of the Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CAPITAL ONE MASTER TRUST
                                                BY: CAPITAL ONE BANK



                                                By: /s/ Lee J. Jacobson
                                                   -----------------------
                                                Name: Lee J. Jacobson
                                                Title: Assistant Treasurer

                                    EXHIBIT INDEX


Exhibit                          Description
-------                          -----------

4.1                    Series 1998-1 Supplement dated April 1, 1998.